Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined balance sheet and statements of operations based upon the combined historical financial statements of W Technologies, Inc., a Delaware Corporation (the “Company” or “W Technologies”), and KryptoBank Co., Inc., a Delaware Corporation (now named Krypto Ventures, Inc.) (“KryptoBank”) after giving effect to the business combination (the “Transaction”) between W Technologies and KryptoBank and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X.  The following unaudited pro forma condensed combined financial information was prepared under United States generally accepted accounting principles (“U.S. GAAP”) and gives effect to the Share Exchange Agreement (the “Share Exchange”) between W Technologies and KryptoBank to be accounted for as a reverse acquisition under U.S. GAAP. In addition, the pro forma condensed combined financial information gives effect to the issuance of 233,474,958 shares of the Company’s Common Stock to KryptoBank’s shareholders.

The Share Exchange is accounted for as a reverse recapitalization under U.S. GAAP as the Share Exchange results in a change of control of W Technologies. KryptoBank was determined to be the accounting acquirer based upon the terms of the Share Exchange and other factors including: (i) KryptoBank’s shareholders own 90% of W Technologies’ issued and outstanding common stock immediately following the closing of the transactions contemplated by the Share Exchange (the “Closing”), and (ii) the officers and directors of W Technologies immediately prior to the Closing of the Share Exchange resigned on the date of the Closing, and were replaced by new officers and directors of W Technologies that were appointed by KryptoBank’s stockholders.

The following unaudited pro forma condensed combined financial statements are based on KryptoBank’s historical financial statements and W Technologies’ historical financial statements, as adjusted, to give effect to KryptoBank’s reverse recapitalization of W Technologies. The unaudited pro forma condensed combined balance sheet as of July 31, 2020 gives effect to these transactions as if they had occurred on July 31, 2020. The unaudited pro forma condensed combined statements of operations for the year ended July 31, 2020 and for the nine months ended April 30, 2021 give effect to these transactions as if they had occurred on August 1, 2019. Because KryptoBank will be treated as the accounting acquirer under the reverse recapitalization accounting. KryptoBank’s and W Technologies’ assets and liabilities will be recorded at their pre-combination carrying amounts in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is based on the assumptions and adjustments that are described in the accompanying notes. The application of reverse recapitalization accounting is dependent upon certain valuations and other studies that have yet to be completed. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final reverse recapitalization accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined organization’s future results of operations and financial position.

The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is preliminary and has been prepared for illustrative purposes only and is not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had W Technologies and KryptoBank been a combined organization during the specified periods. The actual results reported in periods following the transaction may differ significantly from those reflected in the pro forma condensed combined financial information presented herein for a number of reasons, including, but not limited to, differences between the assumptions used to prepare this pro forma condensed combined financial information.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●

W Technologies’ audited consolidated financial statements and accompanying notes as of and for the year ended July 31, 2020, as contained in its registration statement on Form 10 filed on December 18, 2020 with the United States Securities and Exchange Commission (the “SEC”) and became effective as of February 16, 2021.

●	KryptoBank’s audited financial statements and accompanying notes as of and for the year ended December 31, 2020, contained elsewhere in this filing.

●

W Technologies’ unaudited consolidated financial statements as of and for the three and nine months ended April 30, 2021, contained in the Company’s quarterly report on Form 10-Q filed with the SEC on June 21, 2021.

●	KryptoBank’s unaudited financial statements as of and for the three months ended March 31, 2021, contained elsewhere in this filing.

●	The other information contained in or incorporated by reference into this filing.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	Historical - July 31, 2020		Pro Forma
	W Technologies	KryptoBank	Adjustments	Notes	Combined
	(1)	(2)
ASSETS
Current assets:
Cash	$-	$523	$161,841	(d)	$162,364
Total current assets	-	523	161,841		162,364

Property and Equipment, Net	-	241	-		241

Other assets:
Notes and Interest Receivable - Related Party	-	26,195	-		26,195
Intangible Assets	-	2,835	-		2,835
Investment - Related Party	-	15,000	-		15,000
Total assets	$-	$44,794	$116,841		$206,635

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$-	$17,428	$-		$17,428
Accrued liabilities	50,000	23,101	-		73,101
Accrued Interest	176,722	-	-		176,722
Notes Payable – Related Party	-	112,167	-		112,167
Convertible Notes Payable	440,405	-	161,841	(d)	440,405
			(161,841)	(d)
Derivative liability	184,382	-	-		184,382
Total current liabilities	851,509	152,696	-		1,004,205

Total liabilities	851,509	152,696	-		1,004,205

Stockholders’ deficit:
Preferred Stock - $0.0001 par value	2,512	-	(2,500)	(e)	-
			(12)	(f)

Common Stock $0.0001 par value	281	10,250	(10,250)	(a)	26,251
			23,347	(a)
			1,855	(b)
			768	(d)

Treasury Stock	(50,250)	-	50,250	(c)	-

Additional paid-in capital	43,291,637	1,000	(44,119,036)	(a)	17,843,619
			2,512	(e),(f)
			(50,250)	(c)
			10,250	(a)
			18,546,433	(b)
			161,073	(d)

Accumulated deficit	(44,095,689)	(119,152)	44,095,689	(a)	(18,667,440)
			(18,548,288)	(b)
Total Stockholders’ Deficit	(851,509)	(107,902)	161,841		(797,570)
Total Liabilities and Stockholders’ Deficit	$-	$44,794	$161,841		$206,635

(1) Derived from the W Technologies' audited consolidated financial statements and accompanying notes as of and for the year ended July 31, 2020, as contained in its registration statement on Form 10 filed on December 18, 2020 with the SEC.

(2) Derived from the KryptoBank’s audited financial statements and accompanying notes as of and for the year ended December 31, 2020 and 2019 and adjusted to reflect the historical financial information as of and for the year ended July 31, 2020.

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Year Ended July 31, 2020
	Historical		Pro Forma
	W Technologies	KryptoBank	Adjustments	Notes	Combined
	(1)	(2)

Revenues	$-	$-	$-		$-

Selling, general and administrative	96,068	625	18,548,288	(b)	18,644,981
Total Operating Expenses	96,068	625	18,548,288		18,644,981

Loss from Operations	(96,068)	(625)	(18,548,288)		(18,644,981)

Other (Expense) Income:
Gain on extinguishment of debt	5,495	-	-		5,495
Loss on settlement of note receivable	(15,000)	-	-		(15,000)
Loss on change in derivatives	(10,982)	-	-		(10,982)
Interest expense	(48,693)	-	-		(48,693)
Interest expense - Related Party	-	(9,945)	-		(9,945)
Interest income - Related Party	-	2,820	-		2,820
Total Other (Expense) Income	(69,180)	(7,125)	-		(76,305)

Net Loss	$(165,248)	$(7,750)	$(18,548,288)		$(18,721,286)

Net Loss Per Share - Basic and Diluted					$(0.07)

Weighted Average Shares Outstanding - Basic and Diluted					259,376,620

(1) Derived from the W Technologies’ audited consolidated financial statements and accompanying notes as of and for the year ended July 31, 2020, as contained in its registration statement on Form 10 filed on December 18, 2020 with the SEC.

(2) Derived from the KryptoBank’s audited financial statements as of and for the year ended December 31, 2020 and 2019 and adjusted to reflect the historical financial information as of and for the year ended July 31, 2020.

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the Nine Months Ended April 30, 2021
	Historical		Pro Forma
	W Technologies	KryptoBank	Adjustments	Notes	Combined
	(3)	(4)

Revenues	$-	$-	$-		$-

Selling, general and administrative	250,525	377	18,548,288	(b)	18,799,190
Total Operating Expenses	250,525	377	18,548,288		18,799,190

Loss from Operations	(250,525)	(377)	(18,548,288)		(18,799,190)

Other (Expense) Income:
Finance and interest fees	(28,707)	-	-		$(28,707)
Interest expense - Related Party	-	(11,533)	-		(11,533)
Interest income - Related Party	-	1,970	-		1,970
Total Other (Expense) Income	(28,707)	(9,563)	-		(38,270)

Net Loss	$(279,232)	$(9,940)	$(18,548,288)		$(18,837,460)

Net Loss Per Share - Basic and Diluted					$(0.07)

Weighted Average Shares Outstanding – Basic and Diluted					259,376,620

(3) Derived from the W Technologies' unaudited financial statements and accompanying notes as of and for the nine months ended April 30, 2021, as contained in its Quarterly Report on Form 10-Q filed with the SEC on June 21, 2021.

(4) Derived from the KryptoBank’s unaudited financial statements as of and for the three months ended March 31, 2021 and subsequent interim period and adjusted to reflect the historical financial information for the nine months ended April 30, 2021.

See accompanying notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of W Technologies, Inc., a Delaware corporation (“W Technologies” or “the Company”) and Krypto Ventures, Inc. (formerly, KryptoBank Co., Inc.) (“KryptoBank”). The unaudited pro forma condensed combined financial information is presented as if the transactions pursuant to the Share Exchange (collectively, the “Transaction”) had been completed on July 31, 2020 with respect to the unaudited pro forma condensed combined balance sheet as of July 31, 2020, as well as in respect to the unaudited pro forma condensed combined statements of operations for the year ended July 31, 2020 and for the nine months ended April 30, 2021.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Transaction.

For accounting purposes, KryptoBank is considered to be the acquiring company and the Share Exchange will be accounted for as a reverse recapitalization of W Technologies because (i) KryptoBank’s stockholders own 90% of W Technologies’ issued and outstanding common stock immediately following the Closing of the Share Exchange, and (ii) the officers and directors of W Technologies prior to the Closing of the Share Exchange resigned on the date of the Closing, and were replaced by new officers and directors elected by the stockholders of KryptoBank. Under reverse recapitalization accounting, the assets and liabilities of W Technologies will be recorded, as of the Closing, at their fair value which is expected to approximate book value because of the short-term nature of the instruments. No goodwill or intangible assets are expected to be recognized. The historical financial statements of W Technologies and KryptoBank, which are provided elsewhere in this registration statement, have been adjusted to give pro forma effect to events that are (i) directly attributable to the Share Exchange, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results.

To the extent there are significant changes to the business following completion of the Share Exchange, the assumptions and estimates set forth in the unaudited pro forma condensed financial statements could change significantly. Accordingly, the pro forma adjustments are subject to further adjustments as additional information becomes available and as additional analyses are conducted following the completion of the Share Exchange. There can be no assurances that these additional analyses will not result in material changes to the estimates of fair value.

2. Pro Forma Notes

Description of the Transaction

On June 15, 2021, W Technologies entered into the Share Exchange Agreement with (i) KryptoBank (ii) each of the stockholders of KryptoBank (the “KryptoBank Stockholders”) and (iii) Aleksandr Rubin as the representative of the KryptoBank Stockholders (the “Stockholders’ Representative”).

Among other conditions to the Closing of the Share Exchange Agreement, pursuant to the terms of the Share Exchange Agreement, the parties agreed that the Company would acquire 100% KryptoBank’s issued and outstanding common stock, par value $0.0001 per share, in exchange for the issuance to the KryptoBank Stockholders of a number of shares of W Technologies’ common stock, par value $0.0001 per share (“Common Stock”) representing 90% of the Company’s issued and outstanding Common Stock.

The Closing of the Share Exchange Agreement occurred on July 29, 2021. Pursuant to the terms of the Share Exchange Agreement, the Company acquired 102,500,000 shares of KryptoBank’s common stock, representing 100% of the issued and outstanding capital stock of KryptoBank, in exchange for the issuance to the KryptoBank Stockholders of 233,474,958 shares of W Technologies’ Common Stock, representing 90% of the Company’s issued and outstanding Common Stock as of that date (the “Exchange”). As a result of the Exchange, KryptoBank became a wholly-owned subsidiary of W Technologies and the business of KryptoBank became the business of W Technologies.

Preliminary Fair value of the Assets Acquired and the Liabilities Assumed

The following is the preliminary estimate of the fair value of the assets acquired and the liabilities assumed by KryptoBank in the Share Exchange:

Accrued liabilities	$(50,000)
Accrued Interest	(176,722)
Convertible Notes Payable	(440,405)
Derivative liability	(184,382)
Net liabilities acquired	$(851,509)

Proforma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)

To reflect the 102,500,000 shares of KryptoBank’s common stock, representing 100% of the issued and outstanding capital stock of KryptoBank, in exchange for the issuance to the KryptoBank Stockholders of 233,474,958 shares of the Company’s Common Stock (the “Share Exchange”). As a result of the Share Exchange, KryptoBank became a wholly-owned subsidiary of the Company and the business of KryptoBank became the business of the Company.

(b)	To reflect the issuance of 14,267,914 shares of the Company's common stock to certain advisors and service providers with a fair value of $18,548,288.

(c)	To reflect the cancellation of Treasury Stock.

(d)

To reflect the cancellation of Series F Stock and certain debt in exchange for issuance of shares of the Company's common stock.

On May 1, 2021 the Company issued a convertible note in the principal amount of $161,841 covering Cash Advances from related parties for the period August 1, 2020 through and including May 1, 2021. On December 11, 2020, all 1,000,000 shares of Series F Stock were issued and sold to Mid Atlantic Capital Associates, Inc. (“MACA”) for total consideration of $100. Pursuant to the Securities Exchange Agreement, on July 13, 2021, the Company issued 7,678,732 shares of the Company’s Common Stock were issued to MACA in exchange for the transfer by MACA to the Company of 1,000,000 shares of Series F Convertible Preferred Stock (which was deemed a redemption by the Company) and a promissory note in the original principal amount of $161,841 previously issued by the Company to MACA.

(e)

To reflect the cancellation of Series E Preferred Stock. On December 9, 2020, the Company filed Certificates of Withdrawal with the Secretary of State of the State of Delaware to withdraw the Certificates of Designation for the Company’s Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, as no shares of any such series of preferred stock remained outstanding.

(f)

To reflect the cancellation of Series A Preferred Stock and Series F Preferred Stock. On June 17, 2021, pursuant to the Share Exchange Agreement, the Company filed a Certificate of Withdrawal for its Amended and Restated Certificate of Designations, Preferences and Rights of the Series A Preferred Stock of the Company. Additionally, on July 15, 2021 the Company filed a Certificate of Withdrawal for its Certificate of Designations of Preferences and Rights of Series F Convertible Preferred Stock of the Company. As such, immediately after such withdrawals, the Company had no classes of stock authorized, issued or outstanding other than the Company’s Common Stock, and the Company’s blank-check preferred stock, none of which is designated as to a class.